UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date Earliest Event reported):
January 27, 2020

Gardner Denver Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38095	46-2393770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 East Erie Street
Suite 500
Milwaukee, Wisconsin 53202
(414) 212-4700
(Address, including zip code, and telephone number,
including area code, of registrant’s principal executive offices)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

☐	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

☐	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value per share	GDI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On January 27, 2020, Gardner Denver Holdings, Inc. (“Gardner Denver”) issued a press release announcing certain preliminary financial results for the full year ended December 31, 2019. A copy of the release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

The information included in Item 2.02 above is incorporated herein by reference.

The information in this Current Report on Form 8-K, including exhibits, is being furnished to the Securities and Exchange Commission (the “SEC”) pursuant to Items 2.02 and 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of Gardner Denver’s filings with the SEC under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Gardner Denver Holdings, Inc. Press Release dated January 27, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gardner Denver Holdings, Inc.

Date: January 27, 2020	By:	/s/ Andrew Schiesl
	Name:	Andrew Schiesl
	Title:	Vice President, General Counsel, Chief Compliance Officer and Secretary